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                                CASH TRANSACTIONS
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                            CABCO TR FOR J.C. PENNEY



September 4, 2001           Receipt of Interest on                 $2,007,281.25
                            J.C. Penney 7.625%

September 4, 2001           Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                     $2,007,281.25
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